Financial instruments (Details 1) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Mar. 31, 2011 USD ($)	Dec. 31, 2013 United States of America, Dollars USD ($)	Dec. 31, 2013 Euro Member Countries, Euro EUR (€)
Cash and cash equivalents	$ 178,513	$ 188,958	$ 63,285	$ 131,533	$ 150,595	€ 387
Short-term investments	32,091	26,902			31,820
Accounts receivable	59,315	44,189			16,607
Accounts payable	$ 54,792	$ 48,509			$ 8,732